SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                          Date of Report: July 26, 2005
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                       Citizens South Banking Corporation
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                         0-23971                 54-2069979
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


519 South New Hope Road, Gastonia, North Carolina                  28054-4040
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: 704-868-5200
                                                    ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))






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Item 7.01.      Regulation FD Disclosure
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     On July 26, 2005,  Citizens South Banking Corporation intends to present to interested investors and analysts written investor presentation material, which includes, among other things, a review of financial results and trends through the period ended June 30, 2005. The investor presentation material is available
on  Citizens  South  Banking  Corporation's  website,   www.citizenssouth.com  ,
beginning on July 26, 2005.

     The investor presentation material includes information relating to the merger of Trinity Bank with and into Citizens South Bank, the principal operating subsidiary of Citizens South Banking Corporation. Citizens South
Banking Corporation will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC") and Trinity Bank will file the proxy statement/prospectus and other documents with the Federal Deposit Insurance Corporation (the "FDIC"). Shareholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC and the FDIC, as well as any amendments or supplements to those documents, because they will contain important information. Trinity Bank shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Trinity Bank, by directing a request to Trinity Bank, P.O. Box 5044, Monroe, North Carolina 28111, telephone (704) 296-0100,
Attention: Charla Kurtz. In addition, copies of the registration statement, including the joint proxy statement/prospectus, may be obtained without charge through the SEC's website at www.sec.gov, or by contacting Citizens South Banking Corporation at P.O. Box 2249, Gastonia, North Carolina 28053-2249,
Attention: Corporate Secretary

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                                     Page 3



The respective directors and executive officers of Trinity Bank and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Trinity Bank's directors and executive officers is available in its proxy statement dated April 1, 2005 filed with the FDIC by Trinity Bank, which is available from Trinity Bank at the address provided above. Other information regarding the interests of participants in the proxy solicitation will be contained in the proxy statement/prospectus to be filed with the SEC and the FDIC when it becomes available.

         The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference the Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CITIZENS SOUTH BANKING CORPORATION



DATE:  July 26, 2005                 By:   /s/ Kim S. Price
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                                           Kim S. Price
                                           President and Chief Executive Officer


                                     By:   /s/ Gary F. Hoskins
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                                           Gary F. Hoskins
                                           Chief Financial Officer